Pro Forma Adjustments (Notes)	9 Months Ended
Sep. 30, 2014
Pro Forma Adjustments [Abstract]
Pro Forma Adjustments [Text Block]
Pro Forma Adjustments

(a) To record proceeds of $2.5 billion from the disposition, net of $230.0 million to refinance indebtedness at QEP Midstream, QEP debt extinguishment of $897.5 million, which includes $297.5 million related to QEP's revolving credit facility and $600.0 million related to QEP's term loan, and estimated related fees and expenses of $35.0 million.

(b) To eliminate assets and liabilities of discontinued operations related to the sale of QEP Field Services.

(c) To adjust shareholders' equity which is primarily related to the gain on sale of QEP Field Services that would have been recorded as of September 30, 2014.

(d) To eliminate noncontrolling interest of discontinued operations related to the sale of QEP Field Services.

(e) To eliminate interest expense, assets and liabilities and realized and unrealized gain or loss associated with interest rate derivatives, including the tax impact, related to certain QEP indebtedness that was extinguished in conjunction with the disposition.

(f) To eliminate revenues and expenses and the associated intercompany elimination adjustments, including the tax impact, related to the operations of QEP Field Services, excluding QEP's Haynesville Gathering System.

(g) With the exception of the disposition related adjustments specifically discussed in note (e) above, no additional pro forma adjustments were required for the nine months ended September 30, 2014, since the results of operations for QEP Field Services, excluding QEP's Haynesville Gathering System, were presented as discontinued operations in the Company's third quarter 2014 Form 10-Q.